UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 2, 2024

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 2, 2024, Golden Matrix Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Lind Global Asset Management VIII LLC, a Delaware limited partnership (the “Investor”), pursuant to which the Company issued to the Investor a secured, two-year, interest free convertible promissory note in the principal amount of $12,000,000 (the “Note”) and a common stock purchase warrant (the “Warrant”) to acquire 750,000 shares of common stock of the Company (each, a “Warrant Share”). A total of $10,000,000 was funded under the Note (representing the principal amount less an original issue discount of 20%) on July 3, 2024 (the “Closing Date”). The proceeds from the sale of the Note and the Warrant will be used for acquisition costs and future acquisitions. In connection with the issuance of the Note and the Warrant, the Company paid a $250,000 commitment fee to the Investor. Commencing upon the earlier of (a) the date a Registration Statement registering the Common Shares and Warrant Shares is declared effective by the Securities and Exchange Commission (the “SEC”)(as discussed below) and (b) one hundred thirty-five (135) days from the issuance date, the Company is required to pay the outstanding principal amount of the Note in 20 consecutive monthly payments of $600,000 each (the “Repayment Amount”), provided that between payment dates, the Investor may increase the Repayment Amount, to up to $1,000,000 by providing written notice to the Company with such payment to be due and payable within two days of the receipt of such notice, for up to two monthly payments while the Note is outstanding.

At the option of the Company, the monthly payment can be made in cash, shares of the common stock of the Company (the “Repayment Shares”) at a price based on 90% of the average five (5) lowest daily volume weighted average prices (“VWAPs”) during the twenty (20) days prior to the payment date (the “Repayment Share Price”) subject to a floor price of $1.75 per share (the “Floor Price”), or a combination of cash and Repayment Shares, provided that if at the time the Repayment Share Price is deemed to be the Floor Price, then in addition to the Repayment Shares, the Company will pay the Investor an added amount of cash as determined pursuant to a formula contained in the Note. In order for the Company to issue any Repayment Shares, the Repayment Shares must either be eligible for immediate resale under Rule 144 or be registered under the Securities Act of 1933, as amended (the “Securities Act”). Any portion of a monthly payment being made in cash shall include a premium of five percent (5%) of such cash amount.

Following the date that is the earlier of (a) the date the Registration Statement is declared effective by the SEC (as discussed in more detail below) or (b) the date that any shares issued pursuant to the Note may be immediately resold under Rule 144 without restriction on the number of shares to be sold or manner of sale, the Company has the right, but not the obligation, to repay all, but not less than all, of the outstanding principal amount, provided that any such repayment shall include a premium of five percent (5%) of the outstanding principal amount of the Note, and the Investor shall have the right to convert up to one-third (1/3) of the outstanding principal amount of the Note at a price per share equal to the lesser of Repayment Share price or the conversion price (as described below).

The Purchase Agreement contains a restriction whereby there cannot, under any circumstances, be more than 23,657,945 shares of common stock of the Company (representing 19.9% of the Company’s outstanding shares of common stock on the date the Purchase Agreement was entered into) issued under the Note and the Warrant combined without first receiving shareholder approval to issue more than 23,657,945 shares of common stock of the Company thereunder.

The Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission no later than sixty (60) days from July 1, 2024, covering the resale of all of the shares of common stock of the Company issuable to the Investor pursuant to the Note and the Warrant. The Investor was also granted piggyback registration rights. In addition, pursuant to the terms of the Purchase Agreement, the Investor has the right to participate in any equity or debt offering, or combination of units thereof (a “Subsequent Financing”) equal to 20% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing until July 1, 2025.

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The Note is convertible into shares of common stock of the Company by the Investor at any time, provided that no such conversion may be made that would result in the beneficial ownership by the Investor and its affiliates of more than 4.99% of the Company’s outstanding shares of common stock (provided, that if at any time after the date of the Note, the Investor and its affiliates beneficially owns in excess of 4.99% of any class of equity interests in the Company that is registered under the Securities Exchange Act of 1934, as amended, then the maximum percentage shall automatically increase to 9.99%)(the “Maximum Percentage”). The conversion price of the Note is $4.00, a 150% premium over the closing price of the Company’s common stock on the date the Purchase Agreement was entered into, subject to customary adjustments, however, if new securities, other than exempted securities, are issued by the Company at a price less than the conversion price, the conversion price shall be reduced to such price, subject to the Floor Price.

If there is a change of control of the Company, the Investor has the right to require the Company to prepay the outstanding principal amount of the Note, together with a 5% prepayment premium. A change of control includes a change in the composition of the Board of Directors of the Company, a shareholder having beneficial ownership of more than 40% or the sale or other disposition of the Company of all or substantially all of the assets.

The Note contains certain negative covenants, including restricting the Company from certain distributions, loans or issuance of variable rate securities (subject to certain limited exceptions), for so long as the principal balance of the Note is at least $2 million.

Upon the occurrence of an event of default as described in the Note and subject to certain cure rights set forth therein, the holder may at any time at its option declare the Note immediately due and payable, together with an additional 20% of the outstanding principal amount thereof. Events of default include, but are not limited to, a payment default on any other indebtedness in excess of $500,000; failure to observe or perform any other covenant, condition or agreement contained in the Note or any transaction documents; failure of the Company to instruct its transfer agent to issue unlegended share certificates; the Company’s shares are no longer publicly-traded or cease to be listed; if after six months, the shares are not available for immediate resale under Rule 144; and the Company’s market capitalization is below $250 million for ten consecutive days. Upon an event of default, subject to any applicable cure periods, the holder may demand that all or a portion of the outstanding principal amount be converted into shares of common stock of the Company at the lower of the conversion price and 80% of the average of the three lowest daily VWAPs during the 20 days prior to the delivery of the conversion notice, subject to the Floor Price, provided that if at the time of such demand the conversion price is deemed to be the Floor Price, then in addition, to the shares of common stock of the Company at the Floor Price, the Company will pay the holder an additional amount of cash as determined pursuant to a formula contained in the Note.

The Warrant entitles the holder to purchase up to 750,000 shares of common stock of the Company until July 1, 2029, at an exercise price of $4.00 per Warrant Share, subject to customary adjustments. In addition, the exercise price is subject to adjustment in the event of the issuance of new securities, other than exempted securities, at an effective price less than the exercise price, which results in the exercise price being reduced to an exercise price equal to the consideration per share deemed to have been paid for such new securities, subject to a minimum exercise price of $2.25. The Warrant also provides for cashless exercise to the extent that the Warrant Shares issuable upon exercise thereof are not covered by an effective registration statement (upon the earlier of, the Registration Statement being declared effective and 135 days after Closing) or upon the occurrence of a Fundamental Transaction (as defined in the Warrant) and automatic exercise rights upon expiration of the Warrant, to the extent that the VWAP of the Company’s common stock on the day immediately preceding the expiration date is more than the exercise price, and the Warrant Shares are not then covered by an effective registration statement. The Warrant is also subject to a similar Maximum Percentage limitation as set forth in the Note.

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The Purchase Agreement includes certain customary representations, warranties, and indemnification obligations.

In connection with the issuance of the Note, the Company entered into a Security Agreement with the Investor dated July 2, 2024 (the “Security Agreement”), whereby the Company granted a security interest in, and pledges and assigns to the Investor over, all personal and fixture property of every kind and nature and all proceeds and products thereof of the Company, subject to the liens held by Unicredit Bank Serbia JSC Belgrade, to secure the payment and performance in full of all of the obligations of the Company to the Investor.

In addition, on July 2, 2024, we and the Investor entered into a Pledge Agreement (the “Pledge Agreement”) pursuant to which the Company pledged to the Investor all of the Company’s rights, title and interest in and to all stock and other equity interests the Company owns in RKings Competitions Ltd. and GMG Assets Limited, its wholly-owned subsidiaries, to secure the repayment of the Note.

After such time as the principal amount of the Note is $6,000,000 or less and, so long as no event of default has occurred and is continuing, at the request of the Company, the Investor agreed to release its lien on its collateral under the Security Agreement and Pledge Agreement.

The foregoing descriptions of the Purchase Agreement, the Note, the Warrant, the Security Agreement and the Pledge Agreement are not complete and are qualified in their entirety by reference to the full text of the forms of the Purchase Agreement, the Note, the Warrant, the Security Agreement and the Pledge Agreement, copies of which are attached as Exhibits 10.1, 10.2, 4.1, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

The disclosure set forth above under Item 1.01 with respect to the Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Note and the Warrant were, and the shares of common stock of the Company issuable upon conversion of the Note and exercise of the Warrant will be, issued in a transaction exempt from the registration requirements under the Securities Act in reliance on the exemption provided by Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder. The Investor has represented that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D, and is acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

If the Note was converted in full at the Floor Price (disregarding any potential prepayment penalties), a maximum of 6,857,143 shares of common stock would be issuable to the Investor in connection therewith.

If the Warrant was exercised in full, a maximum of 750,000 shares of common stock would be issuable to the holder thereof.

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Item 8.01. Other Events.

On July 3, 2024, the Company published a press release announcing the closing of the Purchase Agreement. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1*	Common Stock Purchase Warrant (750,000 shares of common stock), dated July 2, 2024, issued by Golden Matrix Group, Inc. to Lind Global Asset Management VIII LLC
10.1*+	Securities Purchase Agreement between Golden Matrix Group, Inc. and Lind Global Asset Management VIII LLC, dated July 2, 2024
10.2*	$12,000,000 Senior Secured Convertible Promissory Note, dated July 2, 2024, issued by Golden Matrix Group, Inc. to Lind Global Asset Management VIII LLC
10.3*	Security Agreement between Golden Matrix Group, Inc. and Lind Global Asset Management VIII LLC, dated July 1, 2024
10.4*	Pledge Agreement, dated July 2, 2024, Golden Matrix Group, Inc. and Lind Global Asset Management VIII LLC
99.1*	Press Release dated July 3, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

+ Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Golden Matrix Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: July 3, 2024	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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